                                                                  Exhibit 10.25

 TENNESSEE GAS PIPELINE                    Tenneco Building
 A Tenneco Company                         P. 0. Box 2511
                                           Houston, Texas 77252-2511
                                           (713) 757-2131


                                           December 9, 1994
JIM SNYDER
MOUNTAINEER GAS Co
P.O. BOX 3152
CHARLESTON, WV 25332

                                           RE:   Amendment No. 1 to
                                           Gas Transportation Agreement
                                           Dated October 1st, 1994
                                           Service Package No. 8396

Dear Jim:

TENNESSEE GAS PIPELINE COMPANY and MOUNTAINEER GAS CO, agree to amend the Agreement effective October 10th, 1994, to change the Primary Meters and the associated Meter Quantities as reflected in the Attached Revised Exhibit A-1.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at (713) 757-3720.

                                          Best regards,

                                          TENNESSEE GAS PIPELINE COMPANY


                                               /s/ Greg Jallans
                                          Greg Jallans, Account Manager
                                          Central Region
ACCEPTED AND AGREED TO
This 5th Day of May, 95

MOUNTAINEER GAS CO


By:      /s/ Richard L. Grant
   ---------------------------------------
Title:  Agent and Attorney in Fact


ACCEPTED AND AGREED TO
This 28th Day of June, 1995

TENNESSEE GAS PIPELINE COMPANY


By:           [illegible]
   ---------------------------------------
      Director, Transportation Services
      Central Region





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
                          GAS TRANSPORTATION AGREEMENT

                                 EXHIBIT "A-1"
                           SHOWING REQUESTED CHANGES
                  AMENDMENT #1 TO GAS TRANSPORTATION AGREEMENT
                             DATED October 1, 1994
                                    BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                      AND
                               MOUNTAINEER GAS CO



MOUNTAINEER GAS CO
EFFECTIVE DATE OF AMENDMENT:  October 10, 1994
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  8396
SERVICE PACKAGE TQ:  4,825 Dth

                                     INTERCONNECT                                                          BILLABLE-
METER     METER NAME                 PARTY NAME             COUNTY       ST  ZONE   R/D  LEG  METER-TQ     TQ
----------------------------------------------------------------------------------------------------------------------
010008    UNION - WARDNER COASTAL    UNION PACIFIC FUELS    NUECES       TX   00     R   100       -223       -223
          PLT DEH                    INC

011034    COLUMBIA GULF-EGAN DEHYD   COLUMBIA GULF          ACADIA       LA   01     R   800     -2,573     -2,573
          EXCH                       TRANSMISSION CO
011750    S MARSH IS BLK 243c        MOBIL NATURAL GAS      OFFSHORE-    OL   01     R   500      1,371      1,371
                                     INC                    FEDERA

012125    HALLWOOD -                 HALLWOOD PETROLEUM     LAFAYETTE    LA   01     R   800      1,425      1,425
          FRED AKERS #1              INC

                                                                         Total Receipt TQ:            0          0

                                                                         Total Delivery TQ:           0          0



NUMBER OF RECEIPT POINTS AFFECTED: 4
NUMBER OF DELIVERY POINTS AFFECTED: 1





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